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                                                           Exhibit 99.B(d)(1)(i)

[ING FUNDS LOGO]

December 5, 2005


Todd Modic
Senior Vice President
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, AZ  85258


        Pursuant to the Amended Investment Management Agreement dated April 1, 2004 between ING Series Fund, Inc. and ING Investments, LLC (the "Agreement") we hereby notify you of our intention to modify the annual investment management fees for ING Balanced Fund (the "Fund"). Upon your acceptance, the Agreement will be modified to give effect to the foregoing as indicated on AMENDED SCHEDULE A of the Agreement. The AMENDED SCHEDULE A, with the annual investment management fees indicated for the Fund, is attached hereto.

        AMENDED SCHEDULE A has also been updated to remove ING Bond Fund, ING Classic Principal Protection Fund, ING Classic Principal Protection Fund II and ING Classic Principal Protection Fund III as these funds were dissolved.

        Please signify your acceptance of the modified fees for the Fund by signing below where indicated.

                                                  Very sincerely,


                                                  /s/ Robert S. Naka
                                                  Robert S. Naka
                                                  Senior Vice President
                                                  ING Series Fund, Inc.


ACCEPTED AND AGREED TO:
ING Investments, LLC


By: /s/ Todd Modic
    Todd Modic
    Senior Vice President

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000       ING Series Fund, Inc.
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

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                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                     AMENDED INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                              ING SERIES FUND, INC.

                                       AND

                              ING INVESTMENTS, LLC

          SERIES                                                      ANNUAL INVESTMENT MANAGEMENT FEE
          ------                                                      --------------------------------
                                                                   (AS A PERCENTAGE OF DAILY NET ASSETS)
Brokerage Cash Reserves                                                 0.200% on first $1 billion
                                                                         0.190% on next $2 billion
                                                                          0.180% over $3 billion

ING Aeltus Money Market Fund                                            0.400% on first $500 million
                                                                        0.350% on next $500 million
                                                                         0.340% on next $1 billion
                                                                         0.330% on next $1 billion
                                                                           0.300% over $3 billion

ING Balanced Fund                                                       0.750% on first $500 million
                                                                        0.6750% on next $500 million
                                                                           0.650% over $1 billion

ING Classic Principal Protection Fund IV                                         0.650%

ING Equity Income Fund                                                  0.700% on first $250 million
                                                                        0.650% on next $250 million
                                                                         0.625% on next $250million
                                                                        0.600% on next $1.25 billion
                                                                           0.550% over $2 billion

ING Global Science and Technology Fund                                  1.050% on first $500 million
                                                                        1.025% on next $500 million
                                                                           1.000% over $1 billion

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
          SERIES                                                      ANNUAL INVESTMENT MANAGEMENT FEE
          ------                                                      --------------------------------
                                                                   (AS A PERCENTAGE OF DAILY NET ASSETS)
ING Government Fund                                                     0.500% on first $250 million
                                                                        0.475% on next $250 million
                                                                        0.450% on next $250 million
                                                                        0.425% on next $1.25 billion
                                                                           0.400% over $2 billion

ING Growth Fund                                                         0.700% on first $250 million
                                                                        0.650% on next $250 million
                                                                        0.625% on next $250 million
                                                                        0.600% on next $1.25 billion
                                                                           0.550% over $2 billion

ING Index Plus LargeCap Fund                                            0.450% on first $500 million
                                                                        0.425% on next $250 million
                                                                        0.400% on next $1.25 billion
                                                                           0.375% over $2 billion

ING Index Plus MidCap Fund                                              0.450% on first $500 million
                                                                         0.425% on next $250 million
                                                                        0.400% on next $1.25 billion
                                                                            0.375% over $2 billion

ING Index Plus Protection Fund                                          0.250% during offering period
                                                                        0.650% during guarantee period
                                                                             0.450% thereafter

ING Index Plus SmallCap Fund                                            0.450% on first $500 million
                                                                        0.425% on next $250 million
                                                                        0.400% on next $1.25 billion
                                                                           0.375% over $2 billion

ING International Growth Fund                                           0.850% on first $250 million
                                                                        0.800% on next $250 million
                                                                        0.775% on next $250 million
                                                                        0.750% on next $1.25 billion
                                                                           0.700% over $2 billion

ING Small Company Fund                                                  0.850% on first $250 million
                                                                        0.800% on next $250 million
                                                                        0.775% on next $250 million
                                                                        0.750% on next $1.25 billion
                                                                           0.725% over $2 billion

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
          SERIES                                                      ANNUAL INVESTMENT MANAGEMENT FEE
          ------                                                      --------------------------------
                                                                   (AS A PERCENTAGE OF DAILY NET ASSETS)
ING Strategic Allocation Balanced Fund                                  0.800% on first $500 million
                                                                        0.775% on next $500 million
                                                                        0.750% on next $500 million
                                                                        0.725% on next $500 million
                                                                           0.700% over $2 billion

ING Strategic Allocation Growth Fund                                    0.800% on first $500 million
                                                                        0.775% on next $500 million
                                                                        0.750% on next $500 million
                                                                        0.725% on next $500 million
                                                                           0.700% over $2 billion

ING Strategic Allocation Income Fund                                    0.800% on first $500 million
                                                                        0.775% on next $500 million
                                                                        0.750% on next $500 million
                                                                        0.725% on next $500 million
                                                                           0.700% over $2 billion

ING Value Opportunity Fund                                              0.700% on first $250 million
                                                                         0.650% on next $250 million
                                                                         0.625% on next $250 million
                                                                        0.600% on next $1.25 billion
                                                                           0.550% over $2 billion

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